SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (“this Second Amendment”) is made and entered into as of the 7th day of February, 2014, by and among:

(i)
OM GROUP, INC., a Delaware corporation (the “Parent”), HARKO C.V., a limited partnership (commanditaire vennootschap) under the laws of the Netherlands (“Harko”), represented by its general partner (beherend vennoot) OMG Harko Holdings, LLC, and VAC GERMANY GMBH, a limited liability company under the laws of Germany (“VAC” and, collectively with the Parent and Harko, the “Borrowers” with each being a “Borrower”);

(ii)	The GUARANTORS party hereto (the “Guarantors”); and

(iii)	PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent (in such capacity, the “Administrative Agent”).
Recitals:
A.    The Borrowers, the Guarantors, the Administrative Agent, the Lenders from time to time party thereto, and certain other parties are the parties to that certain Credit Agreement dated as of September 4, 2013, as amended by a First Amendment thereto dated as of November 12, 2013 (collectively, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
B.    The Parent has requested that the Lenders agree to a modification of a defined term in Section 1.1 [Certain Definitions] of the Credit Agreement and a modification of Section 8.2.5 [Restricted Payments] of the Credit Agreement; and, subject to the terms and conditions of this Second Amendment, the Required Lenders have granted such request.
Agreements:
NOW, THEREFORE, in consideration of the foregoing Recitals and of the mutual agreements hereinafter set forth, the parties hereby agree as follows:

1.    Amendment of the Credit Agreement. Subject to the terms, conditions and limitations of this Second Amendment, including, without limitation, Section 2, below:
(A)    The reference to “Section 8.2.5(i)” in clause (c) of the definition of “Restricted Payments Basket” in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby deleted, and a reference to “Section 8.2.5(vi)” is hereby inserted in its place and stead.
(B)    Clause (ii) of Section 8.2.5 [Restricted Payments] of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:
(ii)    so long as no Potential Default or Event of Default shall have occurred and be continuing at the time of declaration, Restricted Payments made by the Parent to the holders of its Equity Interests not in excess in any fiscal year of $15,000,000; provided that if the Restricted Payments made pursuant to this clause (ii) shall be less than $15,000,000 in any fiscal year, the difference between $15,000,000 and the amount of Restricted Payments actually declared and paid in such fiscal year shall be available to declare and pay Restricted Payments in subsequent fiscal years; provided further that in no event shall the amount of Restricted Payments made pursuant to this clause (ii) exceed $20,000,000 in any fiscal year;
2.    Second Amendment Effective Date; Conditions Precedent; Certifications.
(A)    Conditions Precedent. The amendments provided for in Section 1, above, shall not be effective unless and until the Borrowers have satisfied all of the following conditions precedent (the date on which such effectiveness occurs being the “Second Amendment Effective Date”):
(i)    The Borrowers and the Guarantors shall have executed and delivered this Second Amendment to the Administrative Agent;
(ii)    The Required Lenders shall have executed and delivered to the Administrative Agent their consent to this Second Amendment attached hereto;
(iii)    Upon receipt of such written consent of the Required Lenders, the Administrative Agent shall have executed and delivered this Second Amendment on behalf of all of the Lenders; and

(iv)    The Parent shall have confirmed to the Administrative Agent on such date that the certifications of the Borrowers and the Guarantors contained in clauses (i), (ii) and (iii) of paragraph (B), below, shall be true and correct in all material respects as of such date, and the Borrowers shall be deemed to have restated each of them as of the Second Amendment Effective Date.
The Administrative Agent shall advise the Parent and the Lenders promptly upon the satisfaction of the foregoing conditions and of the date of the Second Amendment Effective Date.
(B)    Loan Party Certifications. Each Loan Party hereby certifies to the Administrative Agent and each Lender that, as of the Second Amendment Effective Date, and after giving effect to the amendments provided for in Section 1, above, (i) the representations and warranties of the Loan Parties contained in the Credit Agreement are true and correct in all material respects as though made on and as of such date except to the extent that any such representation and warranty refers expressly to an earlier date, in which case it shall be true and correct in all material respects as of such earlier date; (ii) no event or condition has occurred and is continuing that constitutes an Event of Default or Potential Default; and (iii) the execution and delivery of this Second Amendment by the Borrowers and the Guarantors have been approved by all necessary action of such Loan Parties’ respective boards of directors (or equivalent bodies otherwise named).
3.    No Other Modifications. Except as expressly provided in this Second Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect. Without limiting the generality of the preceding sentence, this Second Amendment is subject to the provisions of Section 5.1.2 [Bifurcation] of the Credit Agreement, and nothing in this Second Amendment shall be construed to modify or otherwise affect the provisions of Section 5.1.2 [Bifurcation] of the Credit Agreement.

4.    Confirmation of Obligations. The Borrowers and the Guarantors hereby confirm that the Borrowers are indebted to the Lenders for the outstanding Loans and Letter of Credit Obligations and are also obligated to the Lenders in respect of other Obligations as set forth in the Credit Agreement and the other Loan Documents, but in each case subject to the provisions of Section 5.1.2 [Bifurcation] of the Credit Agreement. Each of the Borrowers and the Guarantors further acknowledges and agrees that as of the date hereof, to its respective knowledge, it (i) has no claim, defense or set-off right against any Lender, the Administrative Agent, or the Issuing Lender of any nature whatsoever, whether sounding in tort, contract or otherwise, and (ii) has no claim, defense or set-off of any nature whatsoever to the enforcement by any Lender, the Administrative Agent, or the Issuing Lender of the full amount of the Loans and other Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents.
5.    Administrative Agent’s Expense. Subject to the provisions of Section 11.3.1 [Costs and Expenses] of the Credit Agreement, the Parent agrees to reimburse the Administrative Agent promptly for its reasonable invoiced out-of-pocket costs and expenses incurred in connection with this Second Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Squire Sanders (US) LLP.
6.    Governing Law; Binding Effect. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWERS, THE GUARANTORS, THE LENDERS AND THE ADMINISTRATIVE AGENT AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS.
7.    Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Second Amendment by delivering by facsimile or email transmission a signature page of this Second Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Second Amendment.
8.    Miscellaneous.
(A)    Upon the effectiveness of this Second Amendment, this Second Amendment shall be a Loan Document.
(B)    The invalidity, illegality, or unenforceability of any provision in or Obligation under this Second Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Second Amendment or of such provision or obligation in any other jurisdiction.
(C)    This Second Amendment and all other agreements and documents executed in connection herewith have been prepared through the joint efforts of all of the parties. Neither the provisions of this Second Amendment or any such other agreements and documents nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party’s counsel drafted this Second Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Second Amendment and all other agreements and documents executed in connection herewith and therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Second Amendment and all other agreements and documents executed in connection therewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.
9.    Waiver of Jury Trial. EACH OF THE PARTIES TO THIS SECOND AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECOND AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION.
[No additional provisions are on this page; the page next following is a signature page.]

IN WITNESS WHEREOF, the Borrowers, the Guarantors, and the Administrative Agent have hereunto set their hands as of the date first above written.
BORROWERS:

OM GROUP, INC.

By: /s/ Christopher M. Hix
Name:    Christopher M. Hix
Title: Vice President and Chief Financial Officer

HARKO C.V.

By: OMG Harko Holdings, LLC,
its general partner

By: /s/ Christopher M. Hix
Name: Christopher M. Hix
Title: Vice President

VAC GERMANY GMBH

By: /s/ Valerie Gentile Sachs
Name:    Valerie Gentile Sachs
Title: Managing Director

GUARANTORS:

COMPUGRAPHICS U.S.A. INC.
OMG AMERICAS, INC.
OMG ELECTRONIC CHEMICALS, LLC
OMG ENERGY HOLDINGS, INC.
OMG HARKO HOLDINGS, LLC
EAGLEPICHER TECHNOLOGIES, LLC
EAGLEPICHER MEDICAL POWER, LLC
EPEP HOLDING COMPANY, LLC
OMG GERMANY SUBSIDIARY
HOLDING GMBH
OMG BORCHERS GMBH
OMG GERMANY HOLDING GMBH
VAC BETEILIGUNGS-GMBH
VAC FINANZIERUNG GMBH
VAC PARTICIPATION GMBH
VACUUMSCHMELZE GMBH & CO. KG
OMG KOKKOLA CHEMICALS HOLDING
(TWO) B.V.
VAC NETHERLANDS B.V.

Pursuant to the first sentence of Section 11.1 [Modifications, Amendments or Waivers] of the Credit Agreement, the Parent hereby executes and delivers this Second Amendment for and on behalf of each of the foregoing Guarantors:
OM GROUP, INC.

By: /s/ Christopher M. Hix
Name:    Christopher M. Hix
Title: Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

Pursuant to the first sentence of Section 11.1 [Modifications, Amendments or Waivers] of the Credit Agreement, the Administrative Agent hereby executes and delivers this Second Amendment for and on behalf of all Lenders:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Christina S. Brown
Name: Christian S. Brown
Title: Senior Vice President

EACH OF THE UNDERSIGNED LENDERS SIGNING BELOW HEREBY CONSENTS TO THE FOREGOING SECOND AMENDMENT TO CREDIT AGREEMENT:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Christina S. Brown
Name: Christian S. Brown
Title: Senior Vice President

BANK OF AMERICA, N.A.

By: /s/ Matthew Buzzelli
Name: Matthew Buzzelli
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Jeffery A. White
Name: Jeffery A. White
Title: Vice President

BNP PARIBAS

By: /s/ Berangere Allen
Name: Berangere Allen
Title: Director

And

By: /s/ Michael A. Kowalczuk
Name: Michael A. Kowalczuk
Title: Director

JPMORGAN CHASE BANK, N.A.

By: /s/ Dave J. Moran
Name: Dave J. Moran
Title: Vice President

FIFTH THIRD BANK

By: /s/ Martin H. McGinty
Name: Martin H. McGinty
Title: Vice President

THE HUNTINGTON NATIONAL BANK

By: /s/ Brian H. Gallagher
Name: Brian H. Gallagher
Title: Senior Vice President

RBS CITIZENS, N.A.

By: /s/ Joshua Botnick
Name: Joshua Botnick
Title: Relationship Manager

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

MIZUHO BANK, LTD.

By: /s/ James Fayen
Name: James Fayen
Title: Deputy General Manager

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